Retirement Plans	12 Months Ended
Dec. 31, 2017
Retirement Benefits [Abstract]
Retirement Plans

(8) Retirement Plans:

The Partnership has trusteed, noncontributory retirement plans for the majority of its full-time employees. Contributions are discretionary and amounts accrued were approximately $4.0 million, $4.2 million and $4.3 million for the years ended December 31, 2017, 2016 and 2015, respectively. Additionally, the Partnership has a trusteed, contributory retirement plan for the majority of its full-time employees. This plan permits employees to contribute specified percentages of their salary, matched up to a limit by the Partnership. Matching contributions, net of forfeitures, approximated $2.6 million, $2.4 million and $2.3 million for the years ended December 31, 2017, 2016 and 2015, respectively.

In addition, approximately 265 employees are covered by union-sponsored, multi-employer pension plans for which approximately $1.8 million, $1.7 million and $1.5 million were contributed for the years ended December 31, 2017, 2016 and 2015, respectively. The Partnership has no plans to withdraw from any of the multi-employer plans. The Partnership believes that the liability resulting from any such withdrawal, as defined by the Multi-employer Pension Plan Amendments Act of 1980, would not be material.